UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BREMER FINANCIAL CORPORATION

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Bremer Financial Corporation
A Minnesota Corporation
445 Minnesota Street – Suite 2000
St. Paul, Minnesota 55101
651-227-7621

_____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 25, 2006 at 8:00 o’clock a.m.

_____________________________

TO BREMER FINANCIAL CORPORATION SHAREHOLDERS:

The Annual Meeting of Shareholders of Bremer Financial Corporation (the “Company”) will be held on April 25, 2006 at 8:00 o’clock a.m., St. Paul, Minnesota time, at the offices of Bremer Financial Corporation, Suite 2000, 445 Minnesota Street, St. Paul, Minnesota 55101, for the following purposes:

1.	To consider and act upon the Board of Directors’ recommendation to fix the number of directors of the Company at not less than four nor more than ten.

2.	To elect a Board of Directors.

3.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2006.

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The stock transfer books of the Company will not be closed. In lieu thereof, and in accordance with the Bylaws, the Board of Directors has set the close of business on February 28, 2006 as the record date for the determination of the shareholders entitled to notice and to vote at the Annual Meeting or any adjournments thereof.

Your attention is respectfully directed to the attached Proxy Statement and the Proxy. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN THE ATTACHED PROXY AND DATE, SIGN AND MAIL IT AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE.

By order of the Board of Directors

/s/ Janice A. Aus
JANICE A. AUS Secretary

Bremer Financial Corporation
A Minnesota Corporation
445 Minnesota Street – Suite 2000
St. Paul, Minnesota 55101
651-227-7621

_____________________________

PROXY STATEMENT
Annual Meeting of Shareholders
April 25, 2006

_____________________________

GENERAL

This Proxy Statement is submitted in support of the solicitation of the attached proxy by the Board of Directors of Bremer Financial Corporation, a Minnesota corporation (the “Company”), for the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on April 25, 2006 at 8:00 o’clock a.m. at the offices of Bremer Financial Corporation, Suite 2000, 445 Minnesota Street, St. Paul, Minnesota 55101, and at any adjournments thereof. The cost of solicitation will be borne by the Company. This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Shareholders will be delivered to its shareholders on or about March 24, 2006. The Company will reimburse its transfer agent for expenses reasonably incurred in forwarding solicitation materials to beneficial owners of shares.

The Annual Meeting is being held for the purposes of fixing the number of and electing the Company’s Board of Directors, ratifying the selection of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2006, and transacting such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Annual Report of the Company for the year ending December 31, 2005, including financial statements, is being delivered to shareholders simultaneously herewith, but the Annual Report is not to be considered part of the proxy soliciting materials unless a portion thereof is expressly incorporated herein by reference.

Only holders of shares of the Company’s no par value Class A Common Stock (“Class A Common Stock”) recorded at the close of business on February 28, 2006, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The securities of the Company outstanding as of February 28, 2006 and which are entitled to vote at the Annual Meeting consist of 1,200,000 shares of Class A Common Stock, each share being entitled to one vote. Shareholders do not have the right to cumulate votes for the election of directors.

The enclosed proxy, when properly signed and returned to the Company, will be voted at the Annual Meeting as directed therein. Proxies in which no direction is given with respect to the various matters of business to be transacted at the Annual Meeting will be voted to set the number of the Board of Directors at not less than four nor more than ten, in favor of the nominees for directors proposed by the Board of Directors, in favor of ratifying the selection of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2006 and, as to any other matters that may properly come before the Annual Meeting, in the best judgment of the proxy holders named in the enclosed proxy.

The enclosed proxy may be revoked at any time prior to its exercise at the meeting by the execution and exercise of a proxy bearing a later date and notification in writing given to the Secretary of the Company prior to the vote at the Annual Meeting. The authority of the proxy holders named in the enclosed proxy will be suspended if the shareholder executing the proxy is present at the meeting and elects to vote in person.

The Company may have one or more of its officers or employees communicate by telephone, telegraph, facsimile, electronic mail, or U.S. mail, with the shareholders who may have omitted to return proxies.

A quorum, consisting of a majority of the shares of Class A Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. In general, the shareholders of the Company may take action by the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present and entitled to vote on a particular item of business, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum. If a shareholder signs and returns a proxy and abstains from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in “street name,” and it indicates that the broker does not have discretionary authority to vote the shares on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Class A Common Stock of the Company as of February 28, 2006 by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of Class A Common Stock, by each director and by each nominee director, by each person named in the Summary Compensation Table included later in this Proxy Statement, and by all officers and directors of the Company as a group. None of the shareholders listed below beneficially owns common stock of the Company’s parent(s) or subsidiaries other than through their ownership of the Company’s Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Otto Bremer Foundation (3) Suite 2200 445 Minnesota Street St. Paul, MN 55101	240,000	20.00%

Stan K. Dardis	30,380	2.53%

Patrick J. Donovan	18,000	1.50%

Robert B. Buck	9,053	*

Terry M. Cummings	4,500	*

Terrence W. Glarner	4,500	*

Ann H. Hengel	4,285	*

William H. Lipschultz	—	—

Charlotte S. Johnson	—	—

Daniel C. Reardon	—	—

Ronald James	—	—

Gregg T. Chaplin	4,065	*

All officers and directors as a group (13 persons)	90,457	7.54%
_________________
*	Less than 1%.

(1)

Each person or group has sole voting and investment power with respect to all outstanding shares. The number and percentages of shares include those allocated to the accounts of the individuals and groups in the Company’s Employee Stock Ownership Plan and the Bremer 401(k) Plan. See “Election of Directors and Management Information — Executive Compensation.”

(2)	The percentage calculation is based on 1,200,000 shares of Class A Common Stock outstanding at February 28, 2006.

(3)

The Otto Bremer Foundation (“Foundation”) owns all of the 10,800,000 shares of the Company’s Class B Common Stock, which are not entitled to be voted except with respect to certain extraordinary corporate transactions, none of which are being considered at the Annual Meeting of Shareholders to be held on April 25, 2006. The Trustees of the Foundation are William H. Lipschultz, Charlotte S. Johnson, and Daniel C. Reardon.

Section 16(a) Beneficial Ownership Reporting Compliance

As required by rules adopted by the Securities and Exchange Commission (“SEC”) under Section 16 of the Securities Exchange Act of 1934, a director or an executive officer of the Company is required to file with the SEC an Initial Report of Beneficial Ownership on Form 3 within a certain period after becoming an executive officer or director stating the number of shares of Class A Common Stock owned, a Report of Change in Beneficial Ownership on Form 4 to report transactions in the Company’s Class A Common Stock, and an Annual Statement of Beneficial Ownership of Securities on Form 5 to report any other transactions in the Class A Common Stock that are not required to be reported on a Form 4. Based solely upon the Company’s review of such Forms furnished to it by the directors and executive officers required to file such Forms, the Company believes that all of these filing requirements have been satisfied during 2005.

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

Election of Directors

The Bylaws of the Company provide that the number of directors may be set by the shareholders (subject to the right of the Board of Directors to increase or decrease the number of directors as otherwise permitted by law). At the Annual Meeting held on April 26, 2005, the Company’s shareholders voted to fix the number of the Company’s Board of Directors at not less than four nor more than ten and elected eight directors (Terry M. Cummings, Stan K. Dardis, William H. Lipschultz, Charlotte S. Johnson, Daniel C. Reardon, Sherman Winthrop, Ronald James and Terrence W. Glarner).

It is the recommendation of the Company’s Board of Directors that the number of directors be set at not less than four nor more than ten and that the seven nominees named under “— Information About Nominees for Election as Directors” be elected as directors, to serve as directors until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified as directors. The Board of Directors may appoint up to three additional members to the Board if individuals qualified to serve as directors are found and agree to serve.

Qualifications of Candidates for Election to the Board

One of the Board’s most important responsibilities is identifying, evaluating and selecting candidates for the Board of Directors. The Governance Committee reviews the qualifications of potential director candidates and makes nomination recommendations to the whole Board. The factors listed below are intended to guide the Committee and the Board in its review of potential candidates and evaluation of current directors. These factors should not be viewed as absolute requirements, but as factors to guide the nomination and evaluation process.

  Whether the candidate/director has exhibited behavior that indicates he or she is committed to the highest personal and professional ethical standards, integrity and the Company’s mission and values.
  Whether the candidate/director has achieved prominence in his or her business, governmental or professional activities, has had prior significant board experience and has built a reputation that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make.
  Whether the candidate has the financial expertise required to provide effective oversight of a diversified financial services business.
  Whether the candidate has special skills, expertise and background that will complement the attributes of the existing directors, taking into consideration the diverse communities and geographies in which Bremer operates.
  Whether the candidate has accounting or related financial management expertise, as defined and mandated by applicable regulation, which would qualify him/her as a member of the Audit Committee or as an “audit committee financial expert” as defined by various regulations.
  Whether the candidate meets the regulatory definitions of “independence.”
  Whether the candidate is willing and able to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving on the Board for an extended period of time. The number of other boards the candidate serves on will be considered in determining his or her capacity for serving on the Company’s Board.

Process for Identifying and Evaluating Candidates for Election to the Board

The Board has established a Governance Committee of the Board of Directors, consisting of Mr. Ronald James as Chairman and Mr. Terry M. Cummings and Ms. Charlotte S. Johnson as committee members. The Governance Committee is scheduled to meet at least two times annually. Part of the role of the Governance Committee is to periodically review the skills of the Board members and identify desired characteristics and skills to guide the recruitment of new Board members and the assignment of standing committees and to recommend to the full Board:

  Criteria for nomination and evaluation of director performance;
  Whether directors should be invited to stand for re-election based on the criteria for nomination and evaluation of director performance;
  The process and criteria for nomination of new directors; and
  Candidates for Board membership and for the positions of Board Chairperson and the membership and Chairpersons of standing committees.

The Board will review the recommendations of the Governance Committee and nominate directors for election at each Annual Meeting of Shareholders of the Company.

Shareholder Nominations

The Board does not have a formal policy with regard to consideration of director candidates recommended by shareholders.

Information About Nominees for Election as Directors

Unless otherwise directed, the proxies solicited by the Board of Directors will be voted at the Annual Meeting in favor of setting the number of directors at not less than four nor more than ten and in favor of the seven nominees named below. However, in the event of the inability or unwillingness of one or more of these nominees to serve as a director at the time of the Annual Meeting on April 25, 2006 or any adjournments thereof, the shares represented by the proxies will be voted in favor of the remainder of such nominees and may also (at the discretion of the holders of said proxies) be voted for other nominees not named herein in lieu of those unable or unwilling to serve. As of the date hereof, the Board of Directors knows of no nominee who is unwilling or unable to serve.

The affirmative vote of a majority of the shares of Class A Common Stock of the Company present at the Annual Meeting either in person or by proxy and entitled to vote (assuming a quorum is present) is required to fix the number of directors at not less than four nor more than ten, and a plurality of such voting power is required to elect each director. A quorum consists of a majority of the shares entitled to vote at the Annual Meeting.

All of the nominees for election as directors are presently serving as directors of the Company. The names and ages of the seven nominees are as follows:

Names and Nominees	Ages as of February 28, 2006	Director Since
Terry M. Cummings	65	1988
Stan K. Dardis	56	1998
William H. Lipschultz	76	1961
Charlotte S. Johnson	59	1993
Daniel C. Reardon	44	1996
Ronald James	55	2004
Terrence W. Glarner	62	2004

Mr. Terry M. Cummings has been Chairman of the Board of the Company since March 1998. From July 1988 until March 1998, he was President, Chief Executive Officer and a director of the Company.

Mr. Stan K. Dardis has been President, Chief Executive Officer and a director of the Company since March 1998. He has also been President and Chief Executive Officer of Bremer Financial Services, Inc. (“BFSI”) since March 1998 and a director of BFSI since 1993. From October 1998 to November 2001, Mr. Dardis was a director of Bremer Investment Funds, Inc., a registered investment company.

Mr. William H. Lipschultz has been a director of the Company and a Trustee of the Foundation since 1961. Until December 31, 2004, Mr. Lipschultz also served in the capacity of Vice President of the Company.

Ms. Charlotte S. Johnson has been a director of the Company since April 1993 and a Trustee of the Foundation since July 1991. Until December 31, 2004, Ms. Johnson also served in the capacity of Vice President of the Company.

Mr. Daniel C. Reardon has been a director of the Company since May 1996 and a Trustee of the Foundation since January 1995. Until December 31, 2004, Mr. Reardon also served in the capacity of Vice President of the Company. Since February 2002, he has served as Director of Corporate Finance for NDX Financial. Since January 2000, he has been the President and owner of Infinit-e Graphics and Response.

Mr. Ronald James has been a director of the Company since 2004. Mr. James currently serves as President and Chief Executive Officer of the Center for Ethical Business Cultures, a position he has held since July 2001. Mr. James currently serves as a board member of Best Buy Company, Inc., the Tamarack Funds (a registered investment company of RBC Dain Rauscher, Incorporated) with past affiliations on the boards of The St. Paul Companies, Ceridian Corporation, and Automotive Industries.

Mr. Terrence W. Glarner has been a director of the Company since 2004. Mr. Glarner has been President of West Concord Ventures, Inc. since February 1993. He also currently consults with Norwest Equity Capital and serves as a director of three publicly-held companies consisting of Aetrium Incorporated, FSI International, Inc. and NVE Corporation.

Except as otherwise noted, no nominee for the Board of Directors is a director of another company (that is, other than the Company) with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to Section 15(d) of that Act. Except as otherwise noted, no nominee for the Board of Directors is a director of another company registered as an investment company under the Investment Company Act of 1940.

Directors’ Compensation in 2005.   Directors are paid annual Board retainer fees of $30,000 and receive $1,000 per Board committee meeting attended during the year. In addition, Mr. Cummings was paid $8,000 for his role as Board and Audit Committee Chairman, Mr. Reardon and Mr. Winthrop were each paid $1,500 for their role as Compensation Committee Chairman, and Mr. James was paid $3,000 for his role as Governance Committee Chairman. The table below describes the compensation paid for 2005 to each of the Company’s directors:

Director Name	Board and Board Committee Fees	Trustee Fees (2)

Sherman Winthrop (1)	$20,500
Terry M. Cummings	$66,500
William H. Lipschultz	$43,000	$85,000
Charlotte S. Johnson	$45,000	$85,000
Daniel C. Reardon	$47,500	$85,000
Ronald James	$53,500
Terrence W. Glarner	$48,500

(1)	Mr. Winthrop, a founding partner of the law firm of Winthrop and Weinstine, P.A., and a Director of the Company since 1995, passed away in June 2005 at the age of 74.
(2)	Trustees’ fees are paid by the Otto Bremer Foundation.

Information About Executive Officers of the Company

Mr. Patrick J. Donovan, who is 52 years old, has been Executive Vice President and Chief Operating Officer of the Company and BFSI since October 2003 and served as a director of the Company from January 2002 through April 2004. Mr. Donovan was President and Chief Operating Officer of Wells Fargo and Company, overseeing its Minnesota, Indiana and Ohio Banking Group, from 1998 to March 2001. During 2002 and 2003, Mr. Donovan was also the Managing Partner of Drullen McKennessey Management Company.

Mr. Robert B. Buck, who is 57 years old, has been Executive Vice President and Chief Financial Officer of the Company since January 2001 and Executive Vice President of Finance of BFSI since June 2001. From January 2001 to June 2001, he was Executive Vice President and Chief Financial Officer of BFSI. From July 1997 until

January 2001, Mr. Buck served in the capacity of Senior Vice President and Chief Financial Officer of the Company and BFSI and has been a director of BFSI since 1997.

Ms. Ann H. Hengel, who is 53 years old, has been Executive Vice President and Chief Risk Officer of the Company and BFSI and a director of BFSI since September 2001. From May 1999 until September 2001, Ms. Hengel served in the capacity of Senior Vice President and Risk Management Director of the Company and BFSI.

Mr. Gregg T. Chaplin, who is 58 years old, has been Senior Vice President and Chief Credit Officer of BFSI since August 2004 and a director of BFSI since February 2006. From May 2000 until July 2004, Mr. Chaplin served in the capacity of Senior Lender at Bremer Bank, National Association, South St. Paul, Minnesota.

Information Concerning Meetings of Board of Directors

During the fiscal year ending December 31, 2005, the Board of Directors held eight (8) formal meetings and adopted no resolutions by written action in lieu of a meeting. No director was absent at more than one meeting held during the year when he or she was a director. Board members also met informally during the year to discuss various aspects of the business affairs of the Company.

Committees of the Board of Directors

The Company has an Audit Committee consisting of Messrs. Terry M. Cummings, Ronald James and Terrence W. Glarner. All of the members currently serving on the Audit Committee are “independent” within the meaning of that term as used in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. Mr. Cummings serves as the audit committee’s financial expert. See the Audit Committee Charter of Bremer Financial Corporation attached to this Proxy Statement as Appendix A and “— Report on Audit Matters” for additional information.

The Company has established a Compensation Committee consisting of Messrs. Daniel C. Reardon, Terry M. Cummings, William H. Lipschultz, and Terrence W. Glarner. The Compensation Committee meets periodically to discuss and act on matters relating to executive officer compensation. See “— Report of Compensation Committee on Annual Compensation” for additional information.

Please see the Governance Committee Charter of Bremer Financial Corporation attached to this Proxy Statement as Appendix B and the discussion of the Governance Committee at “— Process for Identifying and Evaluating Candidates for Election to the Board.”

Compensation of Executive Officers

The following table summarizes the annual compensation paid by, or earned from, the Company and its subsidiaries for services rendered in all capacities during each of the years ending December 31, 2005, 2004 and 2003 and certain other compensation paid for those years with respect to the Company’s Chief Executive Officer and its other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 for 2005:

(The remainder of this page has been intentionally left blank.)

SUMMARY COMPENSATION TABLE

					Long-Term Compensation

	Annual Compensation				Payouts	All Other
Name and Principal Position	Year	Salary ($)		Bonus ($) (1)	LTIP Payouts ($) (2)	Compensation ($) (3)

Stan K. Dardis,	2005	491,667		269,438	196,333	9,872
President	2004	475,003		250,272	88,667	10,329
and Chief Executive Officer	2003	469,172		75,145	—	12,731

Patrick J. Donovan,	2005	345,000		146,547	51,794	9,663
Executive Vice President	2004	320,000		140,503	9,333	6,611
and Chief Operating Officer	2003	80,000	(4)	—	—	31,686

Robert B. Buck,	2005	226,667		86,672	43,400	9,490
Executive Vice President	2004	210,000		68,011	19,600	9,947
and Chief Financial Officer	2003	208,333		24,906	—	10,928

Ann H. Hengel,	2005	188,833		63,643	33,093	8,509
Executive Vice President	2004	183,000		52,681	14,945	8,874
and Chief Risk Officer	2003	180,833		19,288	—	9,359

Gregg T. Chaplin,	2005	181,667		61,969	6,245	8,189
Senior Vice President	2004	146,836		24,226	—	7,150
and Chief Credit Officer (5	2003	123,065		30,766	—	5,826

_________________

(1)

Represents bonuses earned in the indicated year which were paid in the subsequent year under the Company’s Annual Incentive Compensation Plans. See “— Report of Compensation Committee on Annual Compensation.” Executive officers of the Company and its affiliates may elect to defer a part or all of the bonus dollars earned under the Annual Incentive Compensation Plans pursuant to the Company’s Deferred Compensation Plan for executives of Bremer Financial Corporation and Its Affiliates (“Deferred Compensation Plan”).

(2)

Represents cash amounts paid in the indicated year which were earned for the previous year under the Company’s Long-Term Incentive Compensation Plan. See “— Long-Term Incentive Compensation of Executive Officers” and “— Report of Compensation Committee on Annual Compensation.” Executive officers of the Company and its affiliates may elect to defer a part or all of the bonus dollars paid under the Long-Term Incentive Compensation Plan pursuant to the Company’s Deferred Compensation Plan.

(3)

Consists of (i) life insurance premiums paid by the Company on behalf of the executive officers named in the Table pursuant to the Company’s benefits program available to all employees; (ii) amounts contributed by the Company on behalf of the named executive officers under the Bremer 401(k) Plan (“401(k) Plan”) available to all employees; and (iii) amounts contributed by the Company on behalf of the named executive officers under the Company’s Employee Stock Ownership Plan (“ESOP”). Life insurance premiums paid in 2005 consisted of the following: Mr. Dardis ($713), Mr. Donovan ($504), Mr. Buck ($331), Ms. Hengel ($274), and Mr. Chaplin ($266). Amounts contributed under the 401(k) Plan for 2005 consisted of the following: Mr. Dardis ($8,423), Mr. Donovan ($8,423), Mr. Buck ($8,423), Ms. Hengel ($7,574), and Mr. Chaplin ($7,287). Amounts contributed under the ESOP for 2005 consisted of the following: Mr. Dardis ($736), Mr. Donovan ($736), Mr. Buck ($736), Ms. Hengel ($661), and Mr. Chaplin ($636). For Mr. Donovan, all other compensation includes Board and Board Committee fees earned as a director of the Company in 2003.

(4)

Mr. Donovan was named Executive Vice President and Chief Operating Officer of the Company on October 1, 2003. The 2003 salary represents the pro rata portion of his total 2003 annual base salary of $320,000. No bonus payments were made to Mr. Donovan in or for the year ended December 31, 2003.

(5)	Mr. Chaplin has served in the role of Senior Vice President and Chief Credit Officer of BFSI since August 2004 and was named an executive officer of the Company in January 2006.

Long-Term Incentive Compensation of Executive Officers

Long Term Incentive Compensation Plan.   The Company adopted a Long-Term Incentive Compensation Plan (the “Long-Term Incentive Plan” or “LTIP”) for executives of Bremer Financial Corporation and its affiliates effective January 1, 2003. Participants in the LTIP are or were eligible to receive awards for the five performance periods covered by the LTIP – the year beginning January 1, 2003 and ended December 31, 2003, the two years beginning January 1, 2003 and ended December 31, 2004, the three years beginning January 1, 2003 and ending December 31, 2005, the three years beginning January 1, 2004 and ending December 31, 2006 and the three years beginning January 1, 2005 and ending December 31, 2007. Awards under the LTIP are calculated and paid after the conclusion of each performance period. Awards are calculated as a percentage of each participant’s “Base Salary” as defined in the Long-Term Incentive Plan. All of the awards for each participant are based on the Company’s three-year rolling average return on equity as compared to the three-year rolling average return on equity of the Company’s peer group. For purposes of the Long-Term Incentive Plan, the peer group includes all bank holding companies within the United States with assets of between $3 billion and $10 billion. The award amounts paid under the Long-Term Incentive Plan to the executives named in the Summary Compensation Table for the performance period from January 1, 2003 through December 31, 2004 were paid in 2005 and are set forth in that Table under the heading “Long-Term Compensation — Payouts — LTIP Payouts.”

The following table includes all currently outstanding Long Term Incentive Plan performance awards and potential future payouts for the performance periods shown, for the executive officers named in the Summary Compensation Table:

Long-Term Incentive Plan

	Number of Shares, Units	Performance or Other Period Until	Estimated Future Payouts Under Non-Stock Price-Based Plans (3)
Name	or Other Rights (1)	Maturation or Payout (2)	Threshold ($)	Target ($)	Maximum ($)

Stan K. Dardis	—	01/01/2003-12/31/2005	190,000	380,000	570,000
		01/01/2004-12/31/2006	190,000	380,000	570,000
		01/01/2005-12/31/2007	198,000	396,000	594,000

Patrick J. Donovan	—	01/01/2003-12/31/2005	60,000	120,000	180,000
		01/01/2004-12/31/2006	80,000	160,000	240,000
		01/01/2005-12/31/2007	87,500	175,000	262,500

Robert B. Buck	—	01/01/2003-12/31/2005	42,000	84,000	126,000
		01/01/2004-12/31/2006	42,000	84,000	126,000
		01/01/2005-12/31/2007	51,000	102,000	153,000

Ann H. Hengel	—	01/01/2003-12/31/2005	32,025	64,050	96,075
		01/01/2004-12/31/2006	32,025	64,050	96,075
		01/01/2005-12/31/2007	35,875	71,750	107,625

Gregg T. Chaplin	—	01/01/2003-12/31/2005	14,438	28,875	43,313
		01/01/2004-12/31/2006	24,063	48,125	72,188
		01/01/2005-12/31/2007	32,375	64,750	97,125

_________________

(1)	The LTIP does not provide for numbers of shares, units or other rights.

(2)	Amounts earned at the end of any given award period will be calculated and paid in April or May of the following year, when peer group data becomes readily available.

(3)	Estimated payouts are based on “Base Salary” as defined in the LTIP, with “Threshold” referring to the minimum amount payable for a certain level of performance under the Long-Term Incentive Plan, “Target”referring to the amount payable if the specified performance target is reached, and “Maximum” referring to the maximum payout possible under the LTIP.

Summary of Other Plans

Retirement Plan Amendments.   The Company amended the Bremer Retirement Plan, the Bremer 401(k) Plan and the Employee Stock Ownership Plan (“ESOP”), effective January 1, 2006. These plan changes include reduced early retirement benefit factors and a simplified benefit formula under the Bremer Retirement Plan, offset by an increase in the maximum Company match to employees in the Bremer 401(k) Plan and a guaranteed annual employer contribution to the ESOP. The adoption of these plan amendments had no impact on the Company’s reported earnings or employee benefits earned in 2005. The plan summaries provided below reflect the plan provisions that were in effect during fiscal year 2005 and do not describe plan changes that became effective on January 1, 2006.

Employee Stock Ownership Plan.   The Bremer Financial Corporation Employee Stock Ownership Plan (“ESOP”) is a discretionary defined contribution plan for all employees of the Company and its affiliates designed to invest primarily in the capital stock of the Company, including the Class A Common Stock. The ESOP is funded solely with contributions made by the Company. It is the intention of the Company to make periodic contributions to the ESOP in addition to or in lieu of the “discretionary” component of the 401(k) Plan. See “— Summary of Other Plans — 401(k) Plan.” The maximum amount contributable under the ESOP is 25% of the plan compensation of all eligible employees, reduced by any amounts contributed by the Company to its 401(k) Plan (which is discussed below). “Plan compensation” includes all regular salary and wages paid or accrued for eligible employees and 100% of the current year’s “qualified commissions” (which is defined as commissions received as part of a specified compensation plan as approved by the Plan Administrator), but excludes overtime and bonuses. Amounts may be contributed for eligible employees for each year in which a contribution is made to the ESOP from the time the employee becomes eligible to participate until the time the employee no longer participates. Benefits are distributed to employees or their beneficiaries in the event of an employee’s termination, retirement, death or disability.

No amounts were paid or distributed by the ESOP during 2005 to the individuals named in the Summary Compensation Table. Benefit amounts contributed by the Company pursuant to the ESOP for the individuals named in the Summary Compensation Table are included under the heading “All Other Compensation.” The employer contribution (which was made in 2006) for all the Company’s employees (including executive officers) participating in the ESOP in 2005 was $200,000.

Executive Stock Purchase Plan.   The Company has established an Executive Stock Purchase Plan (“Stock Purchase Plan”) for executive officers of the Company and certain executives of its affiliates, as well as for directors of the Company. The Stock Purchase Plan is designed to provide this group of executive officers and directors the opportunity to acquire shares of the Company’s Class A Common Stock, in addition to the purchase opportunity provided to all eligible employees (but not to non-employee directors) through the qualified retirement plans. The Company believes that the Stock Purchase Plan encourages executive officers and directors to achieve more meaningful ownership positions in the Company, more closely aligns the interests of the executive officers and directors with the rest of the employee shareholders, and increases executive focus on longer-term growth and profitability objectives.

Upon the occurrence of certain events, as described in the Company’s Prospectus dated April 20, 1989 (“Prospectus”), the Company has a first call option to purchase the shares of Class A Common Stock from its holders (“Purchase Option”). During the period from January 1, 2005 through February 28, 2006, the Company assigned its Purchase Option on 32,970 shares of Class A Common Stock to executive officers of the Company and certain executive officers of its subsidiaries under the Stock Purchase Plan. Through this assignment of Purchase Options, the Company provides eligible participants the opportunity to purchase available shares of Class A Common Stock at book value, up to an established limit, as specified in the Stock Purchase Plan ownership guidelines. Executive and director participation in the Stock Purchase Plan is entirely voluntary and at the discretion of the eligible individuals.

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The following table sets forth certain information as of December 31, 2005 with respect to equity compensation plans of the Company:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	0	Not applicable.	0
Equity compensation plans not approved by security holders	0	Not applicable.	Not determinable.
Total	0	Not applicable.	Not determinable.

The Stock Purchase Plan was not required to be and was not approved by the Company’s shareholders. There is no fixed number of shares available for issuance under the Stock Purchase Plan, and the number of shares that may be purchased by the participants under that Plan in the future and the exercise prices of future options are not determinable. As of December 31, 2005, there were no options outstanding under the Stock Purchase Plan. As of December 31, 2005, the Company had no equity compensation plans approved by its shareholders.

401(k) Plan.   The Company maintains under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), a profit sharing plan known as the Bremer 401(k) Plan (“401(k) Plan”), in which executive officers participate on the same basis as all other employees, subject to certain overall and specific anti-discrimination restrictions. It is a defined contribution profit sharing plan designed to provide retirement benefits to the employees of the Company and its affiliates. The 401(k) Plan is designed to be funded with both Company contributions and employee contributions. The Company’s contribution consists of partial employer matching of employee contributions and an annual discretionary contribution. The employees are able to contribute to the 401(k) Plan on a pre-tax basis up to 75% of their “plan compensation” (which is also part of the Section 401(k) portion of the 401(k) Plan). “Plan compensation” includes all regular salary and wages paid to or accrued for employees and 100% of the current year’s “qualified commissions” (consisting of commissions received as part of a specified compensation plan as approved by the Plan Administrator), but excludes overtime and bonuses. The Company will “match” 50% of the first 1% to 6% of plan compensation the employee contributes on a pre-tax basis. The match can exceed neither 3% of any individual employee’s plan compensation nor 50% of the adjusted net earnings of the Company for the particular plan year. The discretionary contribution is made annually at the discretion of the Board of directors, based primarily on Company performance in the previous year. It may be paid in the form of the Company’s stock contributions (or contributions of cash used to purchase Company capital stock) to the ESOP or cash contributions to the 401(k) Plan. See “— Summary of Other Plans — Employee Stock Ownership Plan.” Under the 401(k) Plan, all cash dividends paid on the Class A Common Stock are allocated to the accounts of the participants holding shares of Class A Common Stock in their profit sharing accounts.

No amounts were paid or distributed during 2005 by the 401(k) Plan to the individuals named in the Summary Compensation Table. Benefit amounts contributed by the Company pursuant to the 401(k) Plan for the individuals named in the Summary Compensation Table during 2003, 2004 and 2005 are included in the Summary Compensation Table under the heading “All Other Compensation.” Total employer contributions for 2005, which were made in 2006 for all the Company’s employees (including executive officers) participating in the 401(k) Plan in 2005, were $2,440,000.

Pension Plan.   The Company maintains the Bremer Retirement Plan (“Pension Plan”), which is a defined benefit pension plan designed to provide retirement benefits to the employees of the Company and its subsidiaries. The following table sets forth estimated annual retirement benefits payable under the Pension Plan at age 65 (normal retirement age), calculated based on final average compensation (salaries are assumed to remain constant), years of service under the Pension Plan, and a Social Security covered compensation amount of $67,680 for someone born in 1940:

	PENSION PLAN TABLE
	Estimated Annual Retirement Benefits Years of Service

Compensation (1)	15	20	25	30	35

$125,000	$23,200	$31,000	$38,700	$46,400	$46,400
150,000	28,900	38,600	48,200	57,800	57,800
175,000	34,600	46,200	57,700	69,200	69,200
200,000	40,300	53,800	67,200	80,600	80,600
225,000	46,000	61,400	76,700	92,000	92,000
250,000	51,700	69,000	86,200	103,400	103,400
275,000	57,400	76,600	95,700	114,800	114,800
300,000	63,100	84,200	105,200	126,200	126,200
325,000	68,800	91,800	114,700	137,600	137,600
350,000	74,500	99,400	124,200	149,000	149,000
375,000	80,200	107,000	133,700	160,400	160,400
400,000	85,900	114,600	143,200	171,800	171,800
425,000	91,600	122,200	152,700	183,200	183,200
450,000	97,300	129,800	162,200	194,600	194,600
475,000	103,000	137,400	171,700	206,000	206,000
500,000	108,700	145,000	181,200	217,400	217,400
525,000	114,400	152,600	190,700	228,800	228,800
550,000	120,100	160,200	200,200	240,200	240,200
575,000	125,800	167,800	209,700	251,600	251,600
600,000	131,500	175,400	219,200	263,000	263,000
625,000	137,200	183,000	228,700	274,400	274,400
650,000	142,900	190,600	238,200	285,800	285,800
675,000	148,600	198,200	247,700	297,200	297,200
700,000	154,300	205,800	257,200	308,600	308,600
725,000	160,000	213,400	266,700	320,000	320,000
750,000	165,700	221,000	276,200	331,400	331,400

_________________

(1)

The Pension Plan incorporates the pay limits under Section 401(a)(17) of the Code. The pay limit for 2005 was $210,000, and this amount is indexed each year. The retirement benefits shown above do not reflect the pay limit. For pay amounts above $210,000, the Company has adopted a Supplemental Executive Retirement Plan (“SERP”), which is more fully described under “Report of Compensation Committee on Annual Compensation — Supplemental Executive Retirement Plan.”

With respect to the individuals named in the Summary Compensation Table, the years of credited service are as follows: Mr. Stan K. Dardis (12), Mr. Patrick J. Donovan (2), Mr. Robert B. Buck (9), Ms. Ann H. Hengel (7), and Mr. Gregg T. Chaplin (6).

The Company’s contributions under the Pension Plan are actuarially determined based upon the age, compensation, and years of service of the participating employees. The criteria used to determine the amounts contributed or payable does not depend upon any performance formula or measure. The “normal retirement benefit” is equal to 1% of an employee’s “final average compensation” multiplied by the employee’s “credited service” (one month for each calendar month during which the employee is compensated as a participant under the Pension Plan) at normal retirement date with a maximum of 30 years, plus .52% of the employee’s final average compensation in excess of the “Social Security covered compensation amount” multiplied by the employee’s credited service at normal retirement date, up to a maximum of 30 years. “Final average compensation” is defined to mean average monthly compensation during the 60 consecutive months which produce the highest average out of the last 120 consecutive months of employment. The “Social Security covered compensation amount” is the average of the Social Security taxable wage base in effect for the 35-year period ending in the year before the employee attains Social Security retirement age. In addition, an employee may receive an early retirement benefit if he or she has attained age 55 and has completed at least five years of vesting service. The early retirement benefit can be reduced to a minimum of 42% of the regular retirement benefit, depending upon the number of years of service the employee has within the Pension Plan. For purposes of the Pension Plan, the term “compensation” includes salary, wages, and incentives paid under the Annual Incentive Compensation Plan described below, but it excludes any employee’s credits under any flexible benefit program under Section 125 of the Code. In addition, compensation excludes any contributions made to the ESOP or the 401(k) Plan, except for elective pre-tax contributions to the 401(k) Plan by employees. At retirement, benefits are computed on a straight-life annuity basis.

Report of Compensation Committee on Annual Compensation

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this Proxy Statement, the following report shall not be deemed to be incorporated by reference into any such filings.

The role of the Company’s Compensation Committee of the Board of Directors (the “Compensation Committee”) is to assist the Board in fulfilling its responsibility to shareholders by ensuring that officers, directors and employees are compensated in accordance with the Company’s compensation philosophy, objectives, and policies. The Compensation Committee is responsible for setting executive compensation policy and reviewing and recommending compensation and benefits policies, strategies, and pay levels necessary to support Company objectives.

The Compensation Committee may be assisted on projects by members of the Company’s staff and will consult with the Chief Executive Officer of the Company and other members of executive management as necessary. In addition, the Compensation Committee may retain, at the Company’s expense, and have direct access to such outside consultants and experts as it deems necessary to assist it in determining and establishing executive compensation and benefits policies and may authorize independent studies of similar policies and programs at comparable companies. The Compensation Committee believes that the Company’s executive compensation is reasonable given its financial performance and as compared to similar companies in the industry.

The Compensation Committee annually evaluates the performance and compensation of the Company’s Chief Executive Officer, Stan Dardis, and the other executive officers. The Compensation Committee’s deliberations regarding the annual compensation of Mr. Dardis and other executive officers do not take place in the presence of the officer whose compensation is being discussed.

Compensation Principles.   The executive compensation strategy of the Company’s Compensation Committee and Board of Directors is based on the beliefs and guiding principles that compensation should be aligned with business strategy, Company values, and management initiatives. The program:

  Rewards executives for strategic management and the enhancement of shareholder value as measured by financial performance.
  Integrates compensation programs with the Company’s strategic planning and measurement processes.
  Supports a performance-oriented environment that rewards performance with respect to the goals of the Company and its affiliates.
  Attracts, retains, and motivates key executives critical to the long-term success of the Company as a whole.

Relationship of Compensation to Performance.   Profitability and attainment of strategic corporate objectives are the major determinants in the compensation awarded to the Company’s executive officers. While there is no precise formula for determining base salary as compared to Company performance, these measures are generally the basis for the Annual and Long-Term Incentive Compensation Plans, as described below.

Annual Incentive Compensation Plans.   The Company’s Annual Incentive Compensation Plans (“Annual Plans”) are designed to provide, through cash awards, an incentive to key executives of the Company to meet or exceed certain corporate financial objectives that support the major focus areas identified in the Company’s Strategic Plan. The Annual Plans, including the Annual Plan for Mr. Dardis, are primarily based on Company earnings and revenue growth, in addition to operating performance objectives associated with each executive’s specific area of responsibility. The Annual Plans for participants for the year ended December 31, 2005 specified a target award ranging from 30% to 60% of base salary and a maximum award ranging from 60% to 120% of base salary depending upon the executive’s position and level of responsibility. Lesser amounts may be paid to an executive based on the degree of attainment of the goals. Certain participants in the Annual Plans have the option to defer a part or all of any incentive dollars earned under the Annual Plans pursuant to the Deferred Compensation Plan described below. The amounts paid under the Annual Plans to the executives named in the Summary Compensation Table are set forth under the heading “Annual Compensation — Bonus.”

Long-Term Incentive Plan.   See “Long-Term Executive Compensation of Executive Officers — Long-Term Incentive Compensation Plan” for a discussion of the Long-Term Incentive Plan of the Company.

Deferred Compensation Plan.   The Company’s Deferred Compensation Plan (the “Deferred Compensation Plan”) includes all executives of Bremer Financial Corporation and certain executives of its affiliates. Under the Deferred Compensation Plan, each participant may elect to defer certain percentages of payouts under the Annual Plans and the Long-Term Incentive Plan. Participant accounts under the Deferred Compensation Plan will be credited with an annual rate of return based on the performance of the underlying investment funds.

Supplemental Executive Retirement Plan.   The Company has a Supplemental Executive Retirement Plan (“SERP”), which is designed to supplement the benefits determined under the Pension Plan to the extent the benefits under the Pension Plan are capped by a compensation limit, which is currently $210,000, and will be indexed in the future based on the cost of living. The criteria used to determine the amounts payable does not depend upon any performance formula or measures, and the participants become vested in this benefit after five years of service with the Company. The number of employees who are eligible to participate in the SERP is limited to a select group of management or highly compensated employees of the Company, as determined by the Board of Directors. Currently, Mr. Dardis is the only active participant in the SERP.

Company Performance and Compensation of Chief Executive Officer.   The compensation for Mr. Dardis in 2005 consisted of a base salary of $495,000, effective March 1, 2005, and a short-term cash incentive payout of $269,438, determined in accordance with the Company’s Annual Plans as previously described in this Proxy Statement. For Mr. Dardis in 2005, the annual incentive award was based on a combination of the Company’s earnings and revenue growth. In addition, Mr. Dardis was paid a long-term cash incentive of $196,333 in April 2005 for Company performance in 2003 and 2004, determined in accordance with the Company’s Long-Term Incentive Plan as previously described.

Approval of Executive Compensation.   The Compensation Committee of the Board of Directors sets and administers the policies and plans which govern executive compensation. The Compensation Committee believes that its current compensation philosophy and approach have served the Company’s shareholders fairly, and it plans to continue the same compensation philosophy and approach for the foreseeable future.

By the Compensation Committee:

Daniel C. Reardon, Chairman
Terry M. Cummings
William H. Lipschultz
Terrence Glarner

Performance Graph

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this Proxy Statement, the following performance graph and related information shall not be deemed to be incorporated by reference into any such filings.

The following graph and table compare the cumulative total shareholder return during the five years ending December 31, 2005 on (a) the Company’s Class A Common Stock (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the book value of the Company’s Class A Common Stock at the end and the beginning of the measurement period; by (ii) such book value at the beginning of the measurement period), (b) the S&P (Standard & Poor’s) 500 Composite and (c) the NASDAQ Bank Stocks Composite. The graph and table assume a $100 investment on December 31, 2000, with the reinvestment of all dividends. It should be noted that the Company’s Class A Common Stock is not actively traded on an established market and that most sales of shares of Class A Common Stock consist of transfers through the Company’s 401(k) Plan. As such, sales are based on the Company’s book value per share. The “prices” for shares of Class A Common Stock in the graph and table reflect the book value per share in effect at that time, which is not greatly influenced by market forces that may otherwise affect the trading value of stocks, such as government policy, investor psychology, speculation, and perceptions of the Company’s industry.

PERFORMANCE MEASUREMENT COMPARISON
Cumulative Total Shareholder Return Since December 31, 2000

At December 31,
	2000	2001	2002	2003	2004	2005
Bremer Financial Corporation	$ 100	$ 116	$ 135	$ 153	$ 172	$ 196
S&P 500 Index	$ 100	$ 89	$ 68	$ 85	$ 95	$ 102
NASDAQ Bank Stock Index	$ 100	$ 113	$ 120	$ 159	$ 181	$ 177

Certain Transactions

The banks that are subsidiaries of the Company have had, and expect to have in the future, banking transactions in the ordinary course of business with some directors and executive officers of the Company, or with an associate of such person. Such transactions have been and will be made on substantially the same terms, including interest rates on loans and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not and will not involve more than normal risk of collectibility. The dollar amount of these loans, excluding any aggregate extensions of credit of less than $60,000 to any one individual, was $480,000 at December 31, 2004 and $172,000 at December 31, 2005. No loans to a related person were restructured to provide for a deferral of payments and/or a reduction in interest rates.

Report on Audit Matters

The information contained in this section shall not be deemed to be “soliciting materials” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A under the Securities Exchange Act of 1934 or Section 18 of that Act.

The Company has established a separate Audit Committee of the Board of Directors to fulfill the responsibility of providing advice to the Board with respect to the Company’s financial matters and finance, accounting, tax and legal compliance. In 2005, the Audit Committee consisted of Mr. Cummings, who served as Chairman, Mr. James and Mr. Glarner. The Company currently meets the audit committee independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934.

The Audit Committee is scheduled to meet at least four times a year. In 2005, it met six times, and all members who were members of the Audit Committee in 2005 attended all meetings. The primary responsibilities of the Audit Committee include the following:

  Assessing the overall integrity of the Company’s financial accounting, reporting, disclosure and compliance processes, both internal and external;
  Assessing the reliability and effectiveness of overall efforts within the Company to manage all other types of business risks, including operational, credit, interest rate and market risks;
  Reviewing and evaluating the independence and performance of the Company’s independent registered public accounting firm;
  Reviewing and evaluating the performance and qualifications of the Company’s internal auditors and credit examiners; and
  Providing periodic reporting to the Board of Directors.

The Audit Committee is directly responsible for evaluating and selecting the Company’s independent registered public accounting firm, for replacing such firm and for recommending to the shareholders the ratifying and, as appropriate, replacement of such firm. The Audit Committee has discussed the issue of independence with the Company’s external auditors. The Audit Committee and the Board have received written disclosures in a report from the independent registered public accounting firm as required by Independence Standards Board Standard No. 1: Independence Discussions with Audit Committees.

The Audit Committee has reviewed and discussed the 2005 audited financial statements and 2005 Annual Report on Form 10-K of the Company with the independent registered public accounting firm and with the Company’s management. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61. As such, the Audit Committee has recommended to the Board that the 2005 audited financial statements of the Company be included in the Company’s 2005 Annual Report on Form 10-K.

By the 2005 Audit Committee:

Terry M. Cummings, Chairman
Ronald James
Terrence W. Glarner

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On January 24, 2006, and subject to the ratification of the holders of Class A Common Stock, the Audit Committee of the Board of Directors recommended that Deloitte & Touche LLP be engaged as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2006. The affirmative vote of a majority of the shares of Class A Common Stock is necessary at the Annual Meeting at which a quorum is present either in person or by proxy to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. If the holders of Class A Common Stock do not ratify the selection of Deloitte & Touche LLP, other certified public accountants will be considered and selected by the Audit Committee of the Board of Directors. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit and Other Fees Paid to Independent Registered Public Accounting Firm

The table below summarizes the aggregate fees billed for professional and consulting services rendered by Deloitte & Touche LLP to the Company for the years ended December 31, 2004 and 2005:

Services Provided	2004	2005

Audit Fees: Includes aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of
financial statements in the Company’s Form 10-K and 10-Q reports	$393,000	$400,000

Audit Related Fees: Includes securitization activities, benefit plan audits and
other accounting and auditing services	42,400	144,800

Tax Fees: Includes various tax consulting and tax return preparation services	70,700	38,200

Total	$506,100	$583,000

In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission (the “SEC”) to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

The services performed by the independent registered public accounting firm in 2005 were pre-approved in accordance with the Audit Committee Charter, a copy of which is included in this Proxy Statement as Appendix A. The Audit Committee requires that in the first quarter of each fiscal year, a description of the services expected to be performed by the independent registered public accounting firm in the following fiscal year be presented to them for approval. Requests for audit, audit-related, tax, and other services not contemplated in the original description of services must be submitted to the Audit Committee for specific pre-approval, normally provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. Periodically, the Audit Committee reviews the status of services and fees incurred year-to-date against the original description of services.

CODE OF CONDUCT

The Board has approved and the Company has adopted a Code of Conduct that applies to all directors, officers and employees of the Company. A copy of the Code of Conduct was filed with the SEC as an exhibit to the Company’s 2004 Annual Report on Form 10-K.

OTHER BUSINESS

All items of business intended by management to be brought before the Annual Meeting are set forth in this Proxy Statement, and management knows of no other business to be presented. If other matters of business not presently known to the Board of Directors shall be properly raised at the Annual Meeting, the persons named as the proxies will vote on such matters in accordance with their best judgment.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for 2005 is available on the internet at www.bremer.com or www.sec.gov, or by contacting Stuart F. Bradt, Controller, Bremer Financial Corporation, Bremer Service Center, 8555 Eagle Point Blvd., Lake Elmo, Minnesota 55042, (651) 734-4717, email address: sfbradt@bremer.com.

COMMUNICATIONS WITH THE BOARD

Shareholders can communicate directly with the Board, or with any Committee of the Board, by writing to Ms. Janice A. Aus, Corporate Secretary, Suite 2000, 445 Minnesota Street, St. Paul, Minnesota 55101. All communications will be forwarded, without edit, to the appropriate director or directors or to the full Board. In addition, the Company has established an Audit Committee Hotline for the purpose of reporting allegations of improper company activity regarding accounting matters. Company Compliance Counsel should be contacted directly regarding Code of Conduct violations and other matters. Current contact information is as follows:

Audit Committee Hotline (651) 734-4455 (800) 735-2681	Compliance Counsel Connie Weinman Bremer Service Center 8555 Eagle Point Blvd Lake Elmo, MN 55402 (651) 734-4456 email: cgweinman@bremer.com

FUTURE SHAREHOLDER PROPOSALS

Under the Securities Exchange Act of 1934 (“Exchange Act”), the Company’s shareholders may submit proposals to be considered at an annual shareholders’ meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a company include these proposals in its proxy statement. However, a shareholder may submit proposals to be voted on at an annual meeting without having the proposals included in the Company’s proxy statement. These proposals are known as “non-Rule 14a-8 proposals.”

The Company hereby notifies its shareholders that for the Annual Meeting of Shareholders expected to be held in April 2007, the deadline for notifying the Company of any non-Rule 14a-8 shareholder proposals is February 7, 2007. Notice of any such proposal must be given in writing to the Secretary of the Company, Ms. Janice Aus, Bremer Financial Corporation, 445 Minnesota Street, Suite 2000, St. Paul, Minnesota 55101. The Company’s proxies will be able to exercise their discretionary voting authority with respect to any non-Rule 14a-8 proposal not submitted to the Company or submitted to the Company after February 7, 2007.

The notification deadline for shareholders wishing to have a Rule 14a-8 proposal considered for inclusion in the Company’s proxy solicitation materials for the Annual Meeting of Shareholders to be held in 2007 is November 24, 2006. Such proposals must be set forth in writing and received by the Secretary of the Company, Ms. Janice Aus, at the above address on or before November 24, 2006. Proposals received by that date that are proper for consideration at the 2007 Annual Meeting and otherwise conform to the rules of the Securities and Exchange Commission will be included in the 2007 Proxy Statement.

Due to the technical nature of the rights of shareholders and the Company in this area, a shareholder desiring to make a shareholder proposal should consider consulting his or her personal legal counsel with respect to such rights.

By Order of the Board of Directors

/s/ Janice A. Aus
Dated: March 24, 2006	JANICE A. AUS Secretary

APPENDIX A

AUDIT COMMITTEE CHARTER OF
BREMER FINANCIAL CORPORATION
JANUARY 2006

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Bremer Financial Corporation (the Company). The Audit Committee of the Board (the Committee) shall review this charter at least annually and recommend any proposed changes to the Board for approval.

Role of the Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee is ultimately responsible for evaluating the Company’s independent registered public accounting firm and for recommending to the shareholders the selection and, as appropriate, replacement, of such firm. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of any independent registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or for completing related work, and each such independent registered public accounting firm shall report directly to the Audit Committee. The responsibilities of the Audit Committee include the following:

  Assessing the overall integrity of the Company’s financial accounting, reporting, disclosure and compliance processes, both internal and external;
  Assessing the reliability and effectiveness of overall efforts within the Company to manage all other types of business risks, including operational, credit, interest rate and market risks;
  Reviewing and evaluating the independence and performance of the Company’s independent registered public accounting firm;
  Reviewing and evaluating the performance and qualifications of the Company’s internal auditors and credit examiners; and
  Providing periodic reporting to the Board of Directors.

Although the Audit Committee has the responsibilities set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine whether the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles (GAAP) and applicable rules and regulations. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting and financial reporting principles, internal controls and procedures, and reporting policies used by the Company. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Audit Committee shall have full and unrestricted access to the Company’s independent registered public accounting firm, internal auditors and all employees of the Company. The Audit Committee shall also have full and unrestricted access to all Company activities, records and property. In addition, the Audit Committee has authority to conduct any investigation appropriate to fulfill its responsibilities. The Audit Committee may retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary or advisable to carry out its duties. The Company shall provide the Audit Committee with appropriate and adequate funding for such expenses and for the administrative expenses of the Committee.

Audit Committee Structure and Membership Requirements

The Board is responsible for appointing all members to the Committee. The Board is also responsible for designating an Audit Committee Chair. The Audit Committee Chair shall be responsible for scheduling and presiding over meetings, preparing agendas and reporting Committee business to the Board.

The rules governing Audit Committee membership and qualifications are provided by the national securities exchanges and associations, as well as by applicable securities laws and regulations and various federal regulatory agencies. The Audit Committee shall include at least three independent directors, each of whom must satisfy applicable regulatory criteria for independence and must be free of any relationship that, in the opinion of the Board, may interfere with the individual’s exercise of independent judgment. Each member must also have a basic understanding of finance and accounting and be able to read and interpret relevant financial statements. At least one member of the Committee shall also be an “audit committee financial expert,” as defined by applicable regulation.

Audit Committee Meetings
The Committee shall meet as frequently as necessary, but at least four times annually. Minutes of all Committee meetings shall be properly recorded. The Committee shall also meet in separate executive sessions with the Company’s chief executive officer, chief risk officer, independent registered public accounting firm and/or compliance counsel, as the Committee deems necessary or appropriate.

Audit Committee Duties
Listed below are the primary duties of the Committee. The Board may assign additional duties, as needed, to reflect changes in regulatory requirements and the Company’s risk profile.

❑	Review the Audit Committee Charter at least annually. Recommended changes to the Charter shall be reviewed and approved by the Board. The Audit Committee Charter will be publicly disclosed as frequently as required by statute or regulation.

❑	Select the Company’s independent registered public accounting firm and approve the fees and other compensation to be paid to such firm. Approve any engagement letters related to the audit of the Company’s financial statements and to all associated attestation engagements issued by the independent registered public accounting firm. The Company shall, at all times, make adequate provision for the payment of all fees and other compensation approved by the Audit Committee to be paid to the Company’s independent registered public accounting firm.

❑	Approve all non-audit services to be provided by the independent registered public accounting firm BEFORE they are agreed to by the Company’s management and such firm and bound by legal contract.

❑	Evaluate the independence of the Company’s independent registered public accounting firm on an ongoing basis. Require, at least annually, that the independent registered public accounting firm provide a formal written statement describing all relationships between such firm and the Company consistent with Independence Standards Board Standard I (as it may be amended, supplemented or superseded from time to time). The Committee should also ensure that the independent registered public accounting firm understands that it is ultimately accountable to the Committee.

❑	Review and evaluate the performance of the Company’s independent registered public accounting firm on an ongoing basis and discharge such firm when circumstances warrant.

❑	Review the Company’s annual audited financial statements and Forms 10-K prior to their filing, release or distribution and discuss them with the Company’s chief executive officer, chief financial officer and independent registered public accounting firm. The Audit Committee will review quarterly financial statements and Forms 10-Q. Reviews should include a discussion with the independent registered public accounting firm of the conduct and results of the audit and of any significant issues regarding accounting estimates, accounting principles, practices and judgments (in accordance with Statement on Accounting Standards No. 61, as it may be amended, supplemented or superseded from time to time), as well as compliance with applicable financial disclosure and reporting requirements of regulatory agencies. Based on such review, determine whether to recommend to the Company’s Board of Directors that the annual audited financial statements be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

❑	After completion of the annual audit, review separately with the Company’s management, independent registered public accounting firm and/or the principal accounting officer, as the Committee deems necessary or appropriate, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to information.

❑	Obtain from the independent registered public accounting firm assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934.

❑	Prepare an annual report to shareholders to be included in the Company’s annual proxy statement, as required by the Securities and Exchange Commission.

❑	Review, modify (if advisable) and approve the Company’s Annual Internal Audit and Credit Examination Plan each year. The qualifications of the Company’s internal auditors and credit examiners shall be evaluated on an ongoing basis.

❑	Review all matters requiring Board attention from regulatory examination reports, along with management’s response, if required.

❑	Consult with the Company’s chief executive officer, chief risk officer and independent registered public accounting firm to evaluate the integrity of the Company’s overall system of internal controls, including financial disclosure and reporting processes and controls. Any significant risk exposures should be assessed, and the Committee shall evaluate steps management has taken to monitor, control, and report such risks.

❑	Consider the independent registered public accounting firm’s judgments about the quality and appropriateness of the Company’s auditing and accounting principles as applied in its financial reporting and approve, if appropriate, any significant changes to such principles as suggested by the Company’s independent registered public accounting firm, management or the principal accounting officer.

❑	Review with the Company’s independent registered public accounting firm, principal accounting officer and/or management, as the Committee deems necessary or appropriate, the extent to which any changes or improvements in the Company’s financial or accounting practices, as approved by the Committee, have been implemented.

❑	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission to the Committee by Company employees of concerns regarding questionable accounting or auditing matters.

❑	Discuss with management and/or the Company’s law firms any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations and any potentially material reports or inquiries received from regulatory or governmental agencies.

❑	Oversee all related party transactions entered into by the Company.

❑	Resolve any disagreements between the Company’s management and the Company’s independent registered public accounting firm regarding financial reporting.

❑	Perform such other functions as required by law or regulation or as requested by the Board of Directors, including review and approval of the annual reports of any subsidiaries which must comply with the FDIC Improvement Act and act as the fiduciary audit committee of subsidiaries exercising fiduciary powers in accordance with 12 C.F.R. 9.9.

APPENDIX B

GOVERNANCE COMMITTEE CHARTER OF
BREMER FINANCIAL CORPORATION
JANUARY 2006

This Governance Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Bremer Financial Corporation (the Company).

Governance Committee Structure and Membership Requirements

The Committee will have a minimum of three independent directors and will be chaired by an independent director. The Board is responsible for appointing all Committee members and for designating a Chairperson. The Chairperson shall be responsible for scheduling and presiding over meetings, preparing agendas and reporting to the full Board.

Governance Committee Meetings

The Committee shall meet as frequently as necessary, but at least two times annually. Minutes of all Committee meetings shall be properly recorded.

ROLE OF THE GOVERNANCE COMMITTEE

The Board’s Governance

The Governance Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The responsibilities of the Governance Committee include the following:

1.	Annually review and recommend to the Board any modifications of the Principles of Corporate Governance.
2.	Review and approve an annual work plan recommended by the Chairman and CEO for all meetings of the Board and standing committees.
3.	Annually evaluate the performance of the Board in accordance with guidelines recommended by the Governance Committee and approved by the Board.
4.

Annually evaluate and recommend to the Board a determination with respect to each outside director’s “independence” under the requirements of the American Stock Exchange and other applicable laws and regulations.

5.	Annually recommend to the Board the underlying philosophy and components of compensation for directors and changes in directors’ compensation.

The Governance Committee

6.	Review the Governance Committee’s own performance and this Charter annually and recommend any changes to the Board for approval.
7.	Conclude each Committee meeting with an executive session.
8.	Periodically evaluate the overall governance structure of the Company including, committees of the Board, affiliates and subsidiaries.
9.	Recommend to the Board the appointment of special committees, which may be necessary to properly govern ethical, legal or other matters that might arise.
10.	Obtain advice and assistance from internal or external legal, accounting or other advisors at the company’s expense.

B-1

Nominating

11.	Periodically inventory the skills of board members and identify desired characteristics and skills to guide the recruitment of new board members and the assignment to standing committees.
12.	Recommend to the full board:
  Criteria for Nomination and Evaluation of Director Performance.
  Whether directors should be invited to stand for reelection based on the Criteria for Nomination and Evaluation of Director Performance.
  The process and criteria for nomination of new directors.
  Candidates for Board membership and for the positions of Board Chairperson and the membership and Chairperson of standing committees.

The Chief Executive Officer (CEO)

13.	Oversee the succession plan for the CEO and other senior officers.
14.	Annually evaluate the performance of the CEO in light of corporate goals and objectives.
15.	Recommend to the Board the selection and replacement, if necessary, of the CEO.

In carrying out its duties, the Committee will consult with and solicit the views of management.

*    *    *    *    *

B-2

Bremer Financial Corporation
A Minnesota Corporation
445 Minnesota Street - Suite 2000
St. Paul, Minnesota 55101

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Terry M. Cummings and Stan K. Dardis, and either of them, are hereby appointed Proxies, each with the power to appoint his substitute, to represent and to vote, as designated below, all shares of the Class A Common Stock of Bremer Financial Corporation held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders to be held on April 25, 2006 or any adjournment thereof.

1.	PROPOSAL TO FIX NUMBER OF DIRECTORS AT NOT LESS THAN FOUR (4) NOR MORE THAN TEN (10):

[ ] For	[ ] Against	[ ] Abstain

2.	ELECTION OF DIRECTORS:

[ ] FOR all nominees listed below except as marked to the contrary below.

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.)

Terry M. Cummings, Stan K. Dardis, William H. Lipschultz, Charlotte S. Johnson, Ronald James, Terrence W. Glarner and Daniel C. Reardon

3.	PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF BREMER FINANCIAL CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2006:

[ ] For	[ ] Against	[ ] Abstain

In the event of the inability or unwillingness of one or more of the above named nominees to serve as a director at the time of the Annual Meeting on April 25, 2006 or any adjournments thereof, the shares represented by the proxies will be voted in favor of the remainder of such nominees and may also, in the discretion of the holders of said proxies, be voted for other nominees not named herein in lieu of those unable or unwilling to serve. As of the date hereof, the Board of Directors knows of no nominee who is unwilling or unable to serve.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting; management is not presently aware of any such matters to be presented for action at the meeting.

The undersigned hereby ratifies and confirms all the proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies previously given to vote such shares.

This Proxy, when properly executed, shall be voted in the manner indicated by the undersigned shareholder, but if no direction is made, this Proxy will be voted in favor of fixing the number of Directors at not less than four nor more than ten, for the directors named in the Proxy Statement, and in favor of the proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accountant to audit the consolidated financial statements of Bremer Financial Corporation for the year ending December 31, 2006.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such.

DATED:__________________________________, 2006.	If a corporation, please sign in full corporate name by president or other authorized officer(s). If a partnership, please sign in a partnership name by authorized person(s).

Signature

Signature if held jointly

(PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE)